Exhibit 10.23

BOISE CASCADE, L.L.C.

Annual Incentive Award Notification

Corporate

Chief Executive Officer

This Annual Incentive Award (the “Award”), is granted on March 31, 2006 (the “Award Date”), by Boise Cascade, L.L.C. (“Boise”) to William Thomas Stephens (“Awardee” or “you”) pursuant to the Boise Incentive and Performance Plan (the “Plan”) and pursuant to the following terms:

1.                                       The Award is subject to all the terms and conditions of the Plan.  Further, the amount of your Award, if any, is at the complete and sole discretion of the Compensation Committee of the company’s board of directors.  The Committee reserves the right, at its sole discretion, to adjust or eliminate your Award whether or not you have met the Performance Goals set forth below.  Such adjustments or eliminations may be based upon, among other things, unusual or nonrecurring events affecting Boise’s business, the financial vitality of the company, or any other factor the Committee deems relevant to its determination.

2.                                       For purposes of this Award, the following terms shall have the meanings stated below. All capitalized terms not defined in this notification shall have the meaning stated in the Plan.

2.1.                              “Award Period” means the 2006 calendar year.

2.2.                              “Base Salary” means your annual pay rate in effect at the end of the Award Period, without taking into account (a) any amounts deferred pursuant to an election under any 401(k) plan, pre-tax premium plan, deferred compensation plan, or flexible spending account sponsored by Boise, (b) any incentive compensation, employee benefit, or other cash benefit paid or provided under any incentive, bonus or employee benefit plan sponsored by Boise, or (c) any excellence award, gains upon stock option exercises, restricted stock grants or vesting, moving or travel expense reimbursement, imputed income, or tax gross-ups, without regard to whether the payment or gain is taxable income to you.

2.3.                              “Cash Flow” means EBITDA (earnings before interest, taxes, and non-cash items such as depreciation, amortization and depletion), adjusted for non-cash long term compensation, less a charge for working capital.  The charge for working capital is 9% per year (0.75% per month) times the working capital balance (excluding cash).

2.4.                              “Safety” means the recordable incident rate for the company, including international operations.

3.                                       Your target award percentage is 65% of your Base Salary.

4.                                       The Performance Goals applicable to your Award are Cash Flow and Safety and discrete performance objectives as may be determined as part of your work plan outlined by your supervisor.  Your Award will be calculated based on these Performance Goals, as follows:

4.1.                              Corporate Cash Flow.  Target Cash Flow has been established.  Boise will determine actual corporate Cash Flow and, using the attached payout chart, a payout multiple will be identified.  Your Award will be calculated by multiplying the multiple from the graph by your target award percentage, and then multiplying your Base Salary by that result.

4.2.                              Safety Adjustment.  Your Award may be adjusted based on Safety results, as follows.  The target recordable incident rate is 2.4.  Boise will determine the actual recordable incident rate.  If the actual recordable incident rate is greater than target, the amount of the Award calculated pursuant to Section 4.1 will be reduced by 10%.  If the actual recordable incident rate is less than or equal to target, no reduction for Safety will apply.

4.3.                              Additional Adjustments.  Your supervisor may, in his or her sole discretion, increase or reduce your recommended Award by up to 50% based on your performance relative to the work plan outlined with your supervisor.

4.4.                              General Terms.  Payout multiples between numbers indicated on the chart will be calculated using straight-line interpolation.  Your Award is capped at 2.25 times your target award percentage.  Base Salary, Cash Flow, Safety and Awards are calculated by Boise in its sole discretion.  Your Award, if any, will be paid no later than March 15, 2007.

5.                                       This Award will be paid in cash or other method of delivering comparable value.

6.                                       If you terminate employment before December 31, 2006, your Award will be treated in accordance with the Plan and in such manner as determined by the Committee.

[GRAPHIC]

BOISE CASCADE, L.L.C.

Annual Incentive Award Notification

Corporate

This Annual Incentive Award (the “Award”), is granted on March 31, 2006 (the “Award Date”), by Boise Cascade, L.L.C. (“Boise”) to Tom Carlile (“Awardee” or “you”) pursuant to the Boise Incentive and Performance Plan (the “Plan”) and pursuant to the following terms:

1.                                       The Award is subject to all the terms and conditions of the Plan. Further, the amount of your Award, if any, is at the complete and sole discretion of the Compensation Committee of the company’s board of directors.  The Committee reserves the right, at its sole discretion, to adjust or eliminate your Award whether or not you have met the Performance Goals set forth below.  Such adjustments or eliminations may be based upon, among other things, unusual or nonrecurring events affecting Boise’s business, the financial vitality of the company, or any other factor the Committee deems relevant to its determination.

2.                                       For purposes of this Award, the following terms shall have the meanings stated below. All capitalized terms not defined in this notification shall have the meaning stated in the Plan.

2.1.                              “Award Period” means the 2006 calendar year.

2.2.                              “Base Salary” means your annual pay rate in effect at the end of the Award Period, without taking into account (a) any amounts deferred pursuant to an election under any 401(k) plan, pre-tax premium plan, deferred compensation plan, or flexible spending account sponsored by Boise, (b) any incentive compensation, employee benefit, or other cash benefit paid or provided under any incentive, bonus or employee benefit plan sponsored by Boise, or (c) any excellence award, gains upon stock option exercises, restricted stock grants or vesting, moving or travel expense reimbursement, imputed income, or tax gross-ups, without regard to whether the payment or gain is taxable income to you.

2.3.                              “Cash Flow” means EBITDA (earnings before interest, taxes, and non-cash items such as depreciation, amortization and depletion), adjusted for non-cash long term compensation, less a charge for working capital.  The charge for working capital is 9% per year (0.75% per month) times the working capital balance (excluding cash).

2.4.                              “Safety” means the recordable incident rate for the company, including international operations.

3.                                       Your target award percentage is 65% of your Base Salary.

4.                                       The Performance Goals applicable to your Award are Cash Flow and Safety and discrete performance objectives as may be determined as part of your work plan outlined by your supervisor.  Your Award will be calculated based on these Performance Goals, as follows:

4.1.                              Corporate Cash Flow.  Target Cash Flow has been established.  Boise will determine actual corporate Cash Flow and, using the attached payout chart, a payout multiple will be identified.  Your Award will be calculated by multiplying the multiple from the graph by your target award percentage, and then multiplying your Base Salary by that result.

4.2.                              Safety Adjustment.  Your Award may be adjusted based on Safety results, as follows.  The target recordable incident rate is 2.4.  Boise will determine the actual recordable incident rate.  If the actual recordable incident rate is greater than target, the amount of the Award calculated pursuant to Section 4.1 will be reduced by 10%.  If the actual recordable incident rate is less than or equal to target, no reduction for Safety will apply.

4.3.                              Additional Adjustments.  Your supervisor may, in his or her sole discretion, increase or reduce your recommended Award by up to 50% based on your performance relative to the work plan outlined with your supervisor.  In addition, the Committee reserves the right, at its sole discretion, to adjust the Award, whether or not the Performance Goals have been met.

4.4.                              General Terms.  Payout multiples between numbers indicated on the chart will be calculated using straight-line interpolation.  Your Award is capped at 2.25 times your target award percentage.  Base Salary, Cash Flow, Safety and Awards are calculated by Boise in its sole discretion.  Your Award, if any, will be paid no later than March 15, 2007.

5.                                       This Award will be paid in cash or other method of delivering comparable value.

6.                                       If you terminate employment before December 31, 2006, your Award will be treated in accordance with the Plan and in such manner as determined by the Committee.

[GRAPHIC]

BOISE CASCADE, L.L.C.

Annual Incentive Award Notification

Paper, Packaging & Newsprint

Executive Vice President

This Annual Incentive Award (the “Award”), is granted on March 31, 2006 (the “Award Date”), by Boise Cascade, L.L.C. (“Boise”) to Alexander Toeldte (“Awardee” or “you”) pursuant to the Boise Incentive and Performance Plan (the “Plan”) and pursuant to the following terms:

1.                                       The Award is subject to all the terms and conditions of the Plan.  Further, the amount of your Award, if any, is at the complete and sole discretion of the Compensation Committee of the company’s board of directors.  The Committee reserves the right, at its sole discretion, to adjust or eliminate your Award whether or not you have met the Performance Goals set forth below.  Such adjustments or eliminations may be based upon, among other things, unusual or nonrecurring events affecting Boise’s business, the financial vitality of the company, or any other factor the Committee deems relevant to its determination.

2.                                       For purposes of this Award, the following terms shall have the meanings stated below. All capitalized terms not defined in this notification shall have the meaning stated in the Plan.

2.1.                              “Award Period” means the 2006 calendar year.

2.2.                              “Base Salary” means your annual pay rate in effect at the end of the Award Period, without taking into account (a) any amounts deferred pursuant to an election under any 401(k) plan, pre-tax premium plan, deferred compensation plan, or flexible spending account sponsored by Boise, (b) any incentive compensation, employee benefit, or other cash benefit paid or provided under any incentive, bonus or employee benefit plan sponsored by Boise, or (c) any excellence award, gains upon stock option exercises, restricted stock grants or vesting, moving or travel expense reimbursement, imputed income, or tax gross-ups, without regard to whether the payment or gain is taxable income to you.

2.3.                              “Cash Flow” means EBITDA (earnings before interest, taxes, and non-cash items such as depreciation, amortization and depletion), adjusted for non-cash long term compensation, less a charge for working capital.  The charge for working capital is 9% per year (0.75% per month) times the working capital balance (excluding cash).  Cash Flow may be calculated at a corporate, division or other level.

2.4.                              “CTC” means the Waco, Texas, Packaging location doing business as Central Texas Corrugated.

2.5.                              “CTC EBITDA” means earnings before interest, taxes, and non-cash items such as depreciation, amortization and depletion, calculated in accordance with generally accepted accounting practices in the U.S for CTC.  For purposes of this Award, CTC EBITDA will be calculated with no allocations from Boise.  Transfer pricing for board will be calculated by using Pulp and Paper Week’s “Price Watch” reported high East pricing, reduced by the 2005 average difference between “Price Watch” and the location’s actual price paid for 42 lb virgin liner in 2005.  Upcharges for grades other than 42 lb will be made as with industry standards, in Boise’s sole discretion.  Price changes will go into effect on orders for the month following the change in “Price Watch.”

2.6.                              “CTC Volume” means the MMSF processed by CTC during the Award Period.

2.7.                              “Safety” means the recordable incident rate for the company, including international operations.

3.                                       Your target award percentage is 65% of your Base Salary.

4.                                       The Performance Goals applicable to your Award are Cash Flow (corporate), Safety, other business measures listed below and discrete performance objectives as may be determined as part of your work plan outlined by your supervisor.  Your Award will be calculated based on these Performance Goals, as follows:

4.1.                              Corporate Cash Flow.  25% of your Award will be based on corporate Cash Flow.

4.2.                              Safety.  10% of your Award will be based on Safety.

4.3.                              Other Business Measures.  65% of your Award will be based on other business measures, as follows.

4.3.1.                     Paper Cash Flow.  50% of the 65%, or 32.5%, of your Award will be based on Paper Cash Flow.

4.3.2.                     Packaging & Newsprint Cash Flow.  30% of the 65%, or 19.5%, of your Award will be based on Packaging & Newsprint Cash Flow.

4.3.3.                     CTC EBITDA & Volume.  20% of the 65%, or 13.5% of your Award will be based on measures related to Central Texas Corrugated:  two-thirds (9%) on CTC EBITDA and one-third (4.5%) on CTC Volume.

4.4.                              Payout Calculations.

4.4.1.                     Measures Other Than Safety.  The targets for each of the measures above other than Safety are indicated on the attached charts.  After the end of the Award Period, Boise will determine actual results, and, using the attached charts, will determine a payout multiple for each measure.  The payout multiple will be multiplied by the percentage of your Award applicable to that measure (for example, for corporate Cash Flow, 25%).  The result will be multiplied by your total target award percentage, and that result will be multiplied by your Base Salary.

4.4.2.                     Safety.  The target for Safety is a recordable incident rate of 2.4.  If the recordable incident rate is 2.4 or less, as measured by Boise in its sole discretion, the Safety payout will be calculated as 10% times your total target award percentage, times your Base Salary.  If the recordable incident rate is greater than 2.4, the Safety payout will be zero.

4.4.3.                     Total Award.  The payout amounts for all the above measures will be aggregated together to reach your total Award amount.

4.5.                              General Terms.  Payout multiples between numbers indicated on the chart will be calculated using straight-line interpolation.  Your Award is capped at 2.25 times target.  Base Salary, Cash Flow (corporate and business), Safety, CTC EBITDA, CTC Volume, and Awards are calculated by Boise in its sole discretion.  Notwithstanding the Performance Goals and formula set forth above, no portion of an Award based on Safety will be earned or paid for the Award Period unless the corporate Cash Flow minimum payment target has been met, in each case as calculated by Boise in its sole discretion.  Your Award, if any, will be paid by March 15, 2007.

4.6.                              Adjustments.  Your supervisor may, in his or her sole discretion, increase or reduce your recommended Award by up to 50% based on your performance relative to the work plan outlined with your supervisor.  In addition, the Committee reserves the right, at its sole discretion, to adjust the Award, whether or not the Performance Goals have been met.

5.                                       This Award will be paid in cash or other method of delivering comparable value.

6.                                       If you terminate employment before December 31, 2006, your Award will be treated in accordance with the Plan and in such manner as determined by the Committee.

[GRAPHICS]

BOISE CASCADE, L.L.C.

Annual Incentive Award Notification

Building Materials Distribution

Senior Vice President

This Annual Incentive Award (the “Award”), is granted on March 31, 2006 (the “Award Date”), by Boise Cascade, L.L.C. (“Boise”) to Stanley Bell (“Awardee” or “you”) pursuant to the Boise Incentive and Performance Plan (the “Plan”) and pursuant to the following terms:

1.                                       The Award is subject to all the terms and conditions of the Plan.  Further, the amount of your Award, if any, is at the complete and sole discretion of the Compensation Committee of the company’s board of directors.  The Committee reserves the right, at its sole discretion, to adjust or eliminate your Award whether or not you have met the Performance Goals set forth below.  Such adjustments or eliminations may be based upon, among other things, unusual or nonrecurring events affecting Boise’s business, the financial vitality of the company, or any other factor the Committee deems relevant to its determination.

2.                                       For purposes of this Award, the following terms shall have the meanings stated below. All capitalized terms not defined in this notification shall have the meaning stated in the Plan.

2.1.                              “Award Period” means the 2006 calendar year.

2.2.                              “Base Salary” means your annual pay rate in effect at the end of the Award Period, without taking into account (a) any amounts deferred pursuant to an election under any 401(k) plan, pre-tax premium plan, deferred compensation plan, or flexible spending account sponsored by Boise, (b) any incentive compensation, employee benefit, or other cash benefit paid or provided under any incentive, bonus or employee benefit plan sponsored by Boise, or (c) any excellence award, gains upon stock option exercises, restricted stock grants or vesting, moving or travel expense reimbursement, imputed income, or tax gross-ups, without regard to whether the payment or gain is taxable income to you.

2.3.                              “Corporate Cash Flow” means corporate EBITDA (earnings before interest, taxes, and non-cash items such as depreciation, amortization and depletion), adjusted for non-cash long term compensation, less a charge for working capital.  The charge for working capital is 9% per year (0.75% per month) times the working capital balance (excluding cash).

2.4.                              “Division EBITDA” means earnings before interest, taxes, and non-cash items such as depreciation, amortization and depletion, adjusted for non-cash long term compensation.

2.5.                              “PRONWC” means Pre-tax Return on Net Working Capital, which is calculated as Net Income divided by Average Net Working Capital.  For purposes of calculating PRONWC:

2.5.1.                     “Net Income” means net operating income (loss) for the division, as shown on the division’s income statement.

2.5.2.                     “Average Net Working Capital” means a 13 month average of net working capital for the division.  The 13 months used are the 12 months during the Award Period, plus the month of December 2005.

2.6.                              “Safety” means the recordable incident rate for the company, including international operations.

3.                                       Your target award percentage is 55% of your Base Salary.

4.                                       The Performance Goals applicable to your Award are Division EBITDA, PRONWC, Corporate Cash Flow and Safety and discrete performance objectives as may be determined as part of your work plan outlined by your supervisor.  Your Award will be calculated based on these Performance Goals, as follows:

4.1.                              Division EBITDA.  40% of your Award will be based on Division EBITDA.  Target EBITDA for Building Materials Distribution has been established.  Boise will determine actual EBITDA and, using the attached payout chart, a payout multiple will be identified.  This portion of your Award will be calculated by multiplying the multiple from the graph by 40%, then multiplying the result by your target award percentage, and finally multiplying your Base Salary by that result.

4.2.                              PRONWC.  40% of your Award will be based on Building Materials Distribution PRONWC.  Target PRONWC for the division has been established.  Boise will determine actual PRONWC and, using the attached payout chart, a payout multiple will be identified.  This portion of your Award will be calculated by multiplying the multiple from the graph by 40%, then multiplying the result by your target award percentage, and finally multiplying your Base Salary by that result.

4.3.                              Corporate Cash Flow.  20% of your award will be based on Corporate Cash Flow.  Target Cash Flow has been established.  Boise will determine actual Cash Flow and, using the attached payout chart, a payout multiple will be identified.  This portion of your Award will be calculated by multiplying the multiple from the graph by 20%, then multiplying the result by your target award percentage, and finally multiplying your Base Salary by that result.

4.4.                              Safety Adjustment.  Your Award may be adjusted based on Safety results, as follows.  The target recordable incident rate is 2.4.  Boise will determine the actual recordable incident rate.  If the actual recordable incident rate is greater than target, the aggregate amount of the Award calculated pursuant to Sections 4.1, 4.2 and 4.3 will be reduced by 10%.  If the actual recordable incident rate is less than or equal to target, no reduction for Safety will apply.

4.5.                              Additional Adjustments.  Your supervisor may, in his or her sole discretion, increase or reduce your recommended Award by up to 50% based on your performance relative to the work plan outlined with your supervisor.  In addition, the Committee reserves the right, at its sole discretion, to adjust the Award, whether or not the Performance Goals have been met.

4.6.                              General Terms.  Payout multiples between numbers indicated on the charts will be calculated using straight-line interpolation.  Your Award is capped at 2.25 times your target award percentage.  Base Salary, EBITDA, PRONWC, Cash Flow, Safety and Awards are calculated by Boise in its sole discretion.  Notwithstanding the Performance Goals and formula above, no payout will be made for PRONWC if Division EBITDA payout is zero.  Your Award, if any, will be paid by March 15, 2007.

5.                                       This Award will be paid in cash or other method of delivering comparable value.

6.                                       If you terminate employment before December 31, 2006, your Award will be treated in accordance with the Plan and in such manner as determined by the Committee.

[GRAPHICS]

BOISE CASCADE, L.L.C.

Annual Incentive Award Notification

Wood Products

Senior Vice President

This Annual Incentive Award (the “Award”), is granted on March 31, 2006 (the “Award Date”), by Boise Cascade, L.L.C. (“Boise”) to Thomas Lovlien (“Awardee” or “you”) pursuant to the Boise Incentive and Performance Plan (the “Plan”) and pursuant to the following terms:

1.                                       The Award is subject to all the terms and conditions of the Plan.  Further, the amount of your Award, if any, is at the complete and sole discretion of the Compensation Committee of the company’s board of directors.  The Committee reserves the right, at its sole discretion, to adjust or eliminate your Award whether or not you have met the Performance Goals set forth below.  Such adjustments or eliminations may be based upon, among other things, unusual or nonrecurring events affecting Boise’s business, the financial vitality of the company, or any other factor the Committee deems relevant to its determination.

2.                                       For purposes of this Award, the following terms shall have the meanings stated below. All capitalized terms not defined in this notification shall have the meaning stated in the Plan.

2.1.                              “Award Period” means the 2006 calendar year.

2.2.                              “Base Salary” means your annual pay rate in effect at the end of the Award Period, without taking into account (a) any amounts deferred pursuant to an election under any 401(k) plan, pre-tax premium plan, deferred compensation plan, or flexible spending account sponsored by Boise, (b) any incentive compensation, employee benefit, or other cash benefit paid or provided under any incentive, bonus or employee benefit plan sponsored by Boise, or (c) any excellence award, gains upon stock option exercises, restricted stock grants or vesting, moving or travel expense reimbursement, imputed income, or tax gross-ups, without regard to whether the payment or gain is taxable income to you.

2.3.                              “Cash Flow” means EBITDA (earnings before interest, taxes, and non-cash items such as depreciation, amortization and depletion), adjusted for non-cash long term compensation, less a charge for working capital.  The charge for working capital is 9% per year (0.75% per month) times the working capital balance (excluding cash).  Cash Flow may be calculated on a corporate basis or for the Wood Products division.

2.4.                              “Safety” means recordable incident rate.  Safety may be measured on a company-wide basis (including international operations) or for the Wood Products division.

3.                                       Your target award percentage is 55% of your Base Salary.

4.                                       The Performance Goals applicable to your Award are corporate Cash Flow, Wood Products Cash Flow, company-wide Safety, Wood Products Safety and discrete performance objectives as may be determined as part of your work plan outlined by your supervisor.  Your Award will be calculated based on these Performance Goals, as follows:

4.1.                              Corporate Cash Flow.  20% of your Award is based on corporate Cash Flow.  Target corporate Cash Flow has been established.  Boise will determine actual corporate Cash Flow and, using the attached payout chart, a payout multiple will be identified.  This portion of your Award will be calculated by multiplying the multiple from the graph by 20%, then multiplying the result by your target award percentage, and finally multiplying your Base Salary by that result.

4.1.1.                     Safety Adjustment for Corporate Cash Flow.  The corporate Cash Flow portion of your Award may be adjusted based on company-wide Safety results, as follows.

The target company-wide recordable incident rate is 2.4.  Boise will determine the actual recordable incident rate.  If the actual recordable incident rate is greater than target, the corporate Cash Flow portion of your Award will be reduced by 10%.  If the actual recordable incident rate is less than or equal to target, no reduction for Safety will apply.

4.2.                              Division Cash Flow.  80% of your Award is based on Wood Products Cash Flow.  Target Cash Flow has been established.  Boise will determine actual Cash Flow and, using the attached payout chart, a payout multiple will be identified.  This portion of your Award will be calculated by multiplying the multiple from the graph by 80%, then multiplying the result by your target award percentage, and finally multiplying your Base Salary by that result.

4.2.1.                     Safety Adjustment for Division Cash Flow.  The Wood Products Cash Flow portion of your Award may be adjusted based on division Safety results, as follows.  A target Wood Products division recordable incident rate has been established.  Boise will determine the actual recordable incident rate.  If the actual recordable incident rate is greater than target, the Wood Products Cash Flow portion of your Award will be reduced by the lesser of 10% of the actual Wood Products Cash Flow payout or 10% of the target Wood Products Cash Flow payout.  If the actual recordable incident rate is less than or equal to target, no reduction for Safety will apply.

4.3.                              Additional Adjustments.  Your supervisor may, in his or her sole discretion, increase or reduce your recommended Award by up to 50% based on your performance relative to the work plan outlined with your supervisor.  The Committee reserves the right, at its sole discretion, to adjust your Award, whether or not the Performance Goals have been met.

4.4.                              General Terms.  Payout multiples between numbers indicated on the chart will be calculated using straight-line interpolation.  Your Award is capped at 2.25 times your target award percentage.  Base Salary, Cash Flow, Safety and Awards are calculated by Boise in its sole discretion.  Your Award, if any, will be paid by March 15, 2007.

5.                                       This Award will be paid in cash or other method of delivering comparable value.

6.                                       If you terminate employment before December 31, 2006, your Award will be treated in accordance with the Plan and in such manner as determined by the Committee.

[GRAPHICS]